FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "First Amendment") is dated effective as of the 24th day of March, 2000, and is to be and become part of that certain Asset Purchase Agreement (the "Agreement") between Cape Environmental Management, Inc., a Georgia corporation, as Buyer therein, and CET Environmental Services, Inc., a California corporation, as Seller therein, dated as of March 8, 2000, for the purchase and sale of certain Agreements and related assets of Seller comprising its hazardous, toxic and radiological waste remediation business.

                                 WITNESSETH

     WHEREAS, the Agreement contemplated a Closing Date not later than March 24, 2000, subject to extension by mutual agreement of the parties; and

     WHEREAS, the parties desire to extend the Closing Date until no later than May 31, 2000;

     NOW THEREFORE, for and in consideration of the mutual covenants contained herein, One and No/100ths Dollar ($1.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

     1. All terms used herein with an initial capital letter and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

     2. The first sentence of Section 4.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

     "Subject to the conditions to Closing and the rights to terminate this Agreement, the closing of the Asset purchase (the "Closing") shall take place as soon as possible following the execution of this Agreement at a mutually agreeable date and time between May 1, 2000, and May 31, 2000, subject to extension by mutual agreement of the parties."

     3. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement. Furthermore, a facsimile signature of any of the parties hereto on any counterpart may be relied upon as an original signature.

     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, conditions and obligations of the Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth above.

BUYER:                              SELLER:

Cape Environmental Management,      CET Environmental Services, Inc., a
Inc., a Georgia corporation         California corporation


By:/s/ Fernando J. Rios             By:/s/ Steven H. Davis
Name:  Fernando J. Rios             Name:  Steven H. Davis
Title: President                    Title: President